PIGGYBACK REGISTRATION RIGHTS AGREEMENT


         THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of the 21st day of December, 1995 (the "Effective Date"), among Moovies, Inc., a Delaware corporation (the "Company") and Paul D. Love (individually, a "Holder" and collectively, with his assigns, the "Holders").

         Holder is a holder of 161,449 shares (the "Shares") of the Company's Common Stock. For purposes of this Agreement, "Registrable Securities" means, collectively, (a) the Shares, (b) the Additional Shares (as that term is defined in that certain Merger Agreement among the Company, Holder and others of even date herewith) and (c) any shares of Common Stock issued with respect to the Shares or Additional Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         The parties hereto agree as follows:

         1.       Piggyback Registrations.

                  (a) Right to Piggyback. Subject to Section 2 below, whenever the Company shall propose to file a registration statement with respect to any of its Common Stock on a form eligible for the sale of shares by selling shareholders (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five (5) business days after its receipt of notice of any exercise of demand registration rights) to the Holder of its intention to effect such a registration and will use its reasonable best efforts to include in such registration, and in any underwriting involved therein, all Registrable Securities requested by the Holder to be included within twenty (20) days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses (as defined in Section 4 below) of the Holder, other than Stockholder Costs (as defined in
Section 4 below) will be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, other securities requested to be included therein, including the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by each holder thereof, including each Holder, except that the Holder's rights to registration hereunder shall be junior to (1) the piggyback registration rights of the underwriters in the Company's initial public offering of Common Stock (the "Initial Offering") pursuant to those certain Warrants each dated August 9, 1995, from the Company in





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favor of Needham & Company, Inc. and Scott & Stringfellow,  Inc.,  respectively,
(2) if the Company then requires, to the piggyback registration rights of Mortco, Inc. ("Mortco") and its respective assigns granted pursuant to that certain Registration Rights Agreement dated August 9, 1995 between Mortco and the Company and (3) the individuals and entities defined as "Holders" under that certain Registration Rights Agreement, as amended, dated August 9, 1995, between Company and L.A. Video of Aldan, Inc., L.A. Video of Upper Dublin, Inc., Lott's Video Warehouse of Athens, Inc., Lott's Video Warehouse of Athens, Inc., No. 2, Lott's Video Warehouse of Dublin, Inc., Lott's Video Warehouse of Gainesville, Inc., Lott's Video Warehouse of Milledgeville, Inc., Movie Stars Entertainment Corp., XIMPEC, Inc., H. Haig Brown, Robert L. Brown, Jr., Theodore J. Coburn, Ann E. Greeder, Arthur F. Greeder, III, Kevin Griffin, Thomas C. King, F. Andrew Mitchell, Gerald Pryor, Douglas Raines, Rokki Rogan, John L. Taylor, Robert Ulam, Michael Yeargin, Sirrom Capital Corporation, Richard C. Eychaner, Andy Burton, Sheila Burton, Keith West, Howard Eychaner, Mark Peters, Dave Ryan, Brian Gosnell, Kurt Vanerhoef, Kirk Reinert, and Robert Keenan. (The piggyback registration rights described in subsections (1) through (3) of the foregoing sentence are referred to collectively as the "Existing Registration Rights.")

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the Holder), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders requesting such registration, the Company will include in such registration the securities requested to be included therein, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by each such holder, including the Holder, except that the Holder's rights to registration hereunder shall be junior to the Existing Registration Rights.

                  (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company in its sole discretion.

                  (f) Termination. The registration rights granted pursuant to this Section 1 shall terminate and expire to the extent that Registrable Securities held by the Holders are eligible for sale under the provisions of Rule 144(k) as promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act").

         2. Lock-Up Agreements. In the event of any underwritten public offering in which Holder participates, each Holder agrees not to sell or otherwise transfer any shares of the Common Stock of the Company, whether now owned or hereafter acquired, for any period of time reasonably requested by the underwriters, provided any period agreed to by management of the Company with respect to shares of Common Stock held by them shall be deemed to be reasonable if the same period also governs the Common Stock held by the holders of the Existing Registration Rights who participate in such underwritten public offering. Upon the request of the underwriters, Holders agree to execute such further documents and agreements in such form






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as may be entered into by  management of the Company to further the evidence the agreements set forth herein.

         3.       Registration Covenants.

                  In connection with a Piggyback Registration which includes Registrable Securities, the Company may require the Holder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

         4.       Registration Expenses.

                  All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, qualification, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, escrow fees, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, except for Stockholder Costs. "Stockholder Costs" shall include the fees and expenses of counsel engaged by the Holder, underwriting discounts, and commissions and transfer taxes (if any) attributable to such of the Registrable Securities as the Holder shall request to be included in a Piggyback Registration.

         5.       Registration Procedures.

                  In the case of each Piggyback Registration effected by the Company pursuant to this Agreement, the Company will keep the Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its sole expense, the Company will use its reasonable best efforts to:

                  (a) keep such registration effective for a period of one hundred twenty (120) days or until the Holder has completed the distribution of those Registrable Securities described in the registration statement relating thereto, whichever first occurs; provided, however, that such one hundred twenty
(120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any of the Registrable Securities included in such registration at the request of an underwriter of Common Stock of the Company;

                  (b)  prepare  and  file  with  the   Securities  and  Exchange
Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;







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                  (c) furnish such number of  prospectuses  and other  documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time reasonably requests;

                  (d) notify the Holder, at any time when a prospectus relating to a registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

                  (e) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto, and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

                  (g) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission in connection with such registration.

         6.       Indemnification.

                  (a) The Company shall indemnify, to the extent permitted by law, each Holder who participates in a Piggyback Registration (individually, a "Selling Holder" and collectively, the "Selling Holders"), its officers and directors and each person who controls such Selling Holder (within the meaning of Section 15 of the Securities Act) against all losses, claims, damages, liabilities and expenses (or actions, proceedings, or settlements in respect thereof) arising out of, based on, related to or caused by (i) any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other offering document or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or
(iii) any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to actions or inactions required of the Company in connection with any registration described in this Agreement, and the Company shall reimburse the Holder and each person who controls the Holder (within the meaning of Section 15 of the Securities Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; except insofar as the same are caused by or contained in






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any  information  furnished  in writing to the  Company  by the  Selling  Holder expressly for use therein or by the Selling Holder's failure to deliver a copy of the registration statement or prospectus or any amendments thereof or supplements thereto after the Company has furnished the Selling Holder with a sufficient number of copies of the same; provided, however, that the obligations of the Company under this Section 6 shall not apply to amounts paid in settlement of any such claims, losses, damages, liabilities or actions, if such settlement is effected without the prior written consent of the Company, which consent will not be unreasonably withheld.

                  (b) In connection with any registration statement in which the Holder is participating as a Selling Holder, the Selling Holder covenants and agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of Section 15 of the Securities Act) against any losses, claims, damages, liabilities and expenses (or actions, proceedings, or settlements in respect thereof) arising out of, based on, related to or caused by (i) any untrue or alleged untrue statement of a material fact contained in the registration statement, prospectus, preliminary prospectus, offering circular or other offering document or any amendment thereof or supplement thereto (the "Offering Materials") to the extent, and only to the extent, that such untrue statement or alleged untrue statement is contained in any written information or affidavit furnished to the Company, its directors, officers, employees, or representatives by such Selling Holder (the "Seller Information") or (ii) any omission or alleged omission of a material fact required to be stated in the Offering Materials or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such omission or alleged omission is contained in any Seller Information or (iii) any violation by the Selling Holder of the Securities Act or any rule or regulation thereunder applicable to the Selling Holder and relating to actions or inactions required of the Selling Holder in connection with any registration described in this Agreement, and the Selling Holder shall reimburse the Company, and each person who controls the Company (within the meaning of Section 15 of the Securities
Act) for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the obligations of the Selling Holder under this Section 6 shall not apply to amounts paid in settlement of any such claims, losses, damages, liabilities or actions, if such settlement is effected without the prior written consent of the Selling Holder, which consent shall not be unreasonably withheld.

                  (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnified party may participate in such defense at such party's expense. The failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6. Each indemnified party shall furnish such information regarding itself or the claim in question as the indemnifying party






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may  reasonably  request  in  writing  and as shall be  reasonably  required  in connection with the defense of such claim or litigation resulting therefrom.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (e) The foregoing Section 6 shall be superseded and terminated upon the execution of a customary underwriting agreement, if any, to the extent the provisions of Section 6 conflict with the indemnification and contribution provisions. Holder agrees that it will make any and all customary representations and warranties requested by the underwriter in connection with any such registration.

         7.       Participation in Underwritten Registrations.

                  No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any customary underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         8. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to (a) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act, at all times from and after the date hereof;
(b) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act, and the Securities Exchange Act of 1934, as amended (the "34 Act"), at any time after it has become subject to such reporting requirements; and (c) furnish to the Holder forthwith upon written request a written statement by the Company





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as to its compliance with the reporting and other  requirements of Rule 144, the
Securities Act and the 34 Act, and such other reports and documents as the Holder may reasonably request in availing himself of any rule or regulation of the Securities and Exchange Commission allowing the Holder to sell any such Registrable Securities without registration.

         9.       Miscellaneous.

                  (a) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holder.

                  (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The Holders may not assign their rights or obligations hereunder without Moovies' prior written consent.

                  (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (f) Headings; Interpretation. The headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  (g) Notices. All notices, requests, demands, claims or other communications hereunder will be in writing and shall be deemed duly given if personally delivered, sent by telefax, sent by a recognized overnight delivery service which guarantees next day delivery ("Overnight Delivery") or mailed by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below:






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                  If to the Holder:    Mr. Paul D. Love
                                       7094 Peachtree Industrial Blvd.
                                       Suite 205
                                       Norcross, Georgia  30071
                                       Telefax:  (770) 662-0889
                                       or such other address as shown on the
                                       Company's stock records

                  with a copy to:      Vincent, Chorey, Taylor & Feil,
                                       A Professional Corporation
                                       The Lenox Building
                                       3399 Peachtree Road
                                       Suite 1700
                                       Atlanta, Georgia  30326
                                       Attention:  Thomas V. Chorey, Jr., Esq.
                                       Telefax:  (404) 841-3221

                  If to Moovies:       Moovies, Inc.
                                       P.O. Box 597
                                       3305 Rutherford Road
                                       Taylors, South Carolina  29687
                                       Attention:  Mr. John L. Taylor
                                       Facsimile:  (803) 322-4148

                  with a copy to:      Arnall Golden & Gregory
                                       2800 One Atlantic Center
                                       1201 West Peachtree Street
                                       Atlanta, Georgia  30309-3450
                                       Attention:  Jonathan Golden, Esq.
                                       Telefax:  (404) 873-8701

or at such other address as any party hereto notifies the other parties hereof in writing. The parties hereto agree that notices or other communications that are sent in accordance herewith (i) by personal delivery or telefax, will be deemed received on the day sent or on the first business day thereafter if not sent on a business day, (ii) by Overnight Delivery, will be deemed received the business day immediately following the date sent, and (iii) by U.S. mail, will be deemed received three (3) business days immediately following the date sent. For purposes of this Agreement, a "business day" is a day on which Moovies is open for business and shall not include a Saturday or Sunday or legal holiday. Notwithstanding anything to the contrary in this Agreement, no action shall be required of Moovies or the Holder except on a business day and in the event an action would otherwise be required on a day which is not a business day, such action shall be required to be performed on the next succeeding day which is a business day.



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         10.      Prior Rights.

                  This Agreement supersedes and replaces all registration rights of any nature which were previously granted by the Company to Holder under any document, instrument or agreement, and Holder agrees and acknowledges that all such prior rights are void and of no effect.







                      [SIGNATURES APPEAR ON FOLLOWING PAGE]




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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first written above.

                                    MOOVIES, INC.

                                    By:____________________________________
                                             John L. Taylor, CEO and President

                                    HOLDER:

                                    ---------------------------------------
                                    Paul D. Love






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